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                                             November 30, 1999


Innovative Clinical Solutions, Ltd.
10 Dorrence Street
Providence, Rhode Island 02903

Gentlemen:

     Reference is made to those four certain Lease Agreements between the undersigned and the following entities which are affiliated with you with respect to the space indicated in the office building known as the Medical Mall at Palm Beach Gardens located at 3801 PGA Boulevard, Palm Beach Gardens, Florida 33401 (the "Mall") as follows:

     1. Lease with PhyMatrix Management Company, Inc., a Florida corporation, dated January 31, 1997 with respect to Suite No. 801 ("Lease 801").

     2. Lease with PhyMatrix Management Company, Inc. dated January 31, 1997 with respect to Suite 701 ("Lease 701").

     3. Lease with Clinical Studies, Ltd. a Delaware corporation, dated September 25, 1997 with respect to Suite 802 ("Lease 802").

     4. Lease with First Choice Home Care, Inc., a Delaware corporation, dated July 15, 1997 with respect to Suite 107 ("Lease 107").

     In consideration of Innovative Clinical Solutions, Ltd.'s agreement to waive any interest through and including July 15, 2000, on that certain Promissory Note of Abraham D. Gosman payable to your order dated as of February 1, 1998 in an original principal face amount of $10,900,000, the parties hereby agree as follows:

     1. That Lease 107 shall be terminated effective November 30, 1999 and any claim for unpaid rent with respect to Lease 107 is waived;

     2. That Lease 802 shall be terminated effective November 30, 1999 and any claim for unpaid rent with respect to Lease 802 is waived;

     3. That the parties hereto further agree to execute an amendment in a mutually agreed-upon form with respect to Lease 701 providing that Lease 701 shall be amended to: (i) waive any claim for unpaid rent with respect to Lease 701 through


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November 15, 1999


         the end of the current term without extension; (ii) grant PhyMatrix Management Company, Inc. the right to sublet the Premises (for the remainder of the current term without extension) at prevailing market rates and subject to customary tenant concession without prior written consent of Landlord; and (iii) remove the option to renew or extend the term of Lease 701 beyond the initial term.

     4. That the parties hereto further agree to execute an amendment in a mutually-agreed upon form with respect to Lease 801 providing that Lease 801 shall be amended to: (i) waive any claim for unpaid rent with respect to the Lease through the end of the current term without extension; (ii) to provide that the "Premises" shall substitute Suites 600 and 701B, which total 6,400 square feet, for Suite 801; (iii) grant PhyMatrix Management Company, Inc. the right to sublet the Premises (for the remainder of the current term without extension) at prevailing market rates and subject to customary tenant concession without prior written consent of Landlord; and (iv) remove the option to renew or extend the term of Lease 801 beyond the initial term.

     5. In the event the Mall is sold on or prior to July 15, 2000, the undersigned shall pay ICSL in cash the sum of (i) $666,603.00 plus
         (ii) $892,113.00 minus (iii) the product of (x) the number of days from November 1 through the date of payment multiplied by (y) $3,457.80, whereupon such payment ICSL shall assign Leases 701 and 801, and any subleases thereto, to the undersigned.

     Please acknowledge your agreement to waive interest in accordance with this letter on the copy of which is enclosed.

                                              PBG Medical Mall
                                              Mob1 Properties, Ltd., a Florida
                                              Limited Partnership


                                              By: /s/ Abraham D. Gosman
                                                  ----------------------------
                                                  Abraham D. Gosman
                                                  General Partner


ACCEPTED AND AGREED:

Innovative Clinical Solutions, Ltd.

By: /s/ Michael T. Heffernan
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